UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 28, 2016, Maurice S. Hebert, the Chief Accounting Officer of WellCare Health Plans, Inc. (the “Company”), notified the Company that he would be resigning effective April 22, 2016 to assume a senior management role at a private healthcare company.

The Company currently anticipates appointing Michael Troy Meyer, 42, as the principal accounting officer effective April 15, 2016.  Mr. Meyer has more than 16 years of managed care experience leading corporate controller and finance functions, including financial and statutory reporting, accounting and internal audit departments.  Mr. Meyer is being promoted to Vice President and Corporate Controller effective today and has been the Company’s Vice President, Financial Reporting and Analysis since May 2015.  Prior to joining the Company, Mr. Meyer served with Aetna, Inc. as Executive Director, Regulatory and Financial Reporting from June 2014 to April 2015.  He served as Aetna’s Senior Director, Financial Reporting, Analysis and Policy from January 2014 to June 2014, and Director, Financial Reporting, Corporate Accounting and Internal Control from May 2013 to January 2014.  Prior to Aetna’s acquisition of Coventry Health Care, Inc. in May 2013, he spent 14 years at Coventry in roles with increasing responsibility within the financial reporting, accounting and internal audit departments, including as Coventry’s Director, Financial Reporting, Corporate Accounting and Internal Control from December 2010 until May 2013.  He holds a Bachelor of Science in Business & Management from Purdue University.

(e) Adoption of New Forms of Award Agreements

On March 28, 2016, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company approved a form of Performance Stock Unit Award Notice and Agreement (the “PSU Award Notice”), a form of Restricted Stock Unit Award Notice and Agreement (the “RSU Award Notice”) and a Stock Unit Award Agreement (the “Award Agreement” and together with the PSU Award Notice and the RSU Award Notice, the “Award Documentation”) for awards of performance stock units (“PSUs”) and awards of restricted stock units (“RSUs”) under the WellCare Health Plans, Inc. 2013 Incentive Compensation Plan (the “2013 Plan”) for the executive officers of the Company. The amount and terms of each award of PSUs and RSUs, including the applicable performance goals, will be determined by the Committee in its sole discretion and set forth in an individual’s Award Documentation.

Performance Stock Unit Awards

Each PSU constitutes a right to receive one share of the Company’s common stock, subject to vesting. Shares of the Company’s common stock underlying the number of vested PSUs will be delivered as soon as practicable after vesting. The PSU Award Notice provides for a grant of a target number of PSUs, with the actual number of PSUs that become eligible for vesting determined by the Committee in accordance with its determination of the achievement of specific performance goals. These specific performance goals will be established by the Committee at the time of grant. If the grantee’s employment is terminated for any reason (other than following a change in control of the Company), then any then-unvested PSUs under the award will automatically terminate and be forfeited. In the event of a change in control of the Company, the number of PSUs determined pursuant to specific performance goals adopted by the Committee, will vest on the earlier of the original vesting date or upon termination of employment if the grantee’s employment is terminated by the Company without cause or by the grantee for good reason, in either case if within twenty-four months following the change in control. In the event of a change in control, the Company’s obligations regarding outstanding PSUs shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

Restricted Stock Unit Awards

Each RSU constitutes a right to receive one share of the Company’s common stock, subject to vesting. Shares of the Company’s common stock underlying the number of vested RSUs will be delivered as soon as practicable after vesting. The RSU Award Notice provides that the vesting of the RSUs is contingent on the Company achieving the specific performance condition determined by the Committee at the time of grant. If the Committee determines that the performance condition is achieved, then the RSUs will vest in approximately equal increments over time. If the grantee’s employment is terminated for any reason (other than following a change in control of the Company), then any unvested RSUs under the award will automatically terminate and be forfeited. If the grantee’s employment is terminated by the Company without cause or by the grantee for good reason, in either case within twenty-four months following the change in control, then, provided that the RSUs have not been previously forfeited, the remaining unvested portion of the RSUs will immediately vest as of the grantee’s termination date. In the event of a change in control, the Company’s obligations regarding outstanding RSUs shall, on such terms as may be approved by the Committee prior to such event, be assumed by the surviving or continuing company or cancelled in exchange for property (including cash).

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the PSU Award Notice, the RSU Award Notice and the Award Agreement. The above description is qualified in its entirety by reference to the PSU Award Notice, the RSU Award Notice, the Award Agreement and the 2013 Plan, which are incorporated herein by reference as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Award Notice and Agreement under the Registrant’s 2013 Incentive Compensation Plan (adopted March 28, 2016)	Filed herewith
10.2	Form of Restricted Stock Unit Award Notice and Agreement under the Registrant’s 2013 Incentive Compensation Plan (adopted March 28, 2016)	Filed herewith
10.3	Stock Unit Award Agreement under the Registrant’s 2013 Incentive Compensation Plan (adopted March 28, 2016)	Filed herewith
10.4	2013 Incentive Compensation Plan	Proxy Statement	April 10, 2013	A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2016	WELLCARE HEALTH PLANS, INC.
/s/ Blair W. Todt
Blair W. Todt Senior Vice President, Chief Legal and Administrative Officer and Secretary

EXHIBIT INDEX

Incorporated by Reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Performance Stock Unit Award Notice and Agreement under the Registrant’s 2013 Incentive Compensation Plan (adopted March 28, 2016)	Filed herewith
10.2	Form of Restricted Stock Unit Award Notice and Agreement under the Registrant’s 2013 Incentive Compensation Plan (adopted March 28, 2016)	Filed herewith
10.3	Stock Unit Award Agreement under the Registrant’s 2013 Incentive Compensation Plan (adopted March 28, 2016)	Filed herewith
10.4	2013 Incentive Compensation Plan	Proxy Statement	April 10, 2013	A

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